UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 17, 2013

GEI GLOBAL ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-171572	27-3429931
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

 Attn: Matt Reams, President, Interim CFO
10300 W. Charleston Blvd., #13-56
Las Vegas, NV 89135

(Address of principal executive offices)

(702) 425-2873

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report includes certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement in this report that is not a statement of historical fact may be deemed to be a forward-looking statement. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues from designated markets and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations, support systems, changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. When used in this report, the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate” and other similar expressions are generally intended to identify forward-looking statements. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. There can be no assurance that: (i) we have correctly measured or identified all of the factors affecting us or the extent of their likely impact; (ii) the publicly available information with respect to these factors on which our analysis is based is complete or accurate; (iii) our analysis is correct; or (iv) our strategy, which is based in part on this analysis, will be successful. We do not assume any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 5.02. Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 12, 2013 the Board of Directors as filed with the Nevada Secretary of State will consist of:

•	Dr. K. Joel Berry- Chairman and CEO, and Director
o	Interim Secretary and Treasurer
•	Matt Reams - President, and Director
•	Dave Namenye - Director

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Effective December 12, 2013 the company filed with the Nevada Secretary of State a "Certificate of Change Pursuant to NRS 78.209" with the following update to articles implementing board resolution for 200:1 reverse split:

•	Authorized shares before the change:
o	75,000,000 Common @ $0.001 Par
o	5,000,000 Preferred @ $0.001 Par
•	Authorize shares after the change:
o	375,000 Common @ $0.001 Par
o	5,000,000 Preferred @ $0.001 Par
•	Shares Affected:
o	Each two hundred (200) shares of GEIG common stock before the change will be reclassified into one (1) share of GEIG common stock after the change.
•	Provisions:
o	Shares of fractional common stock not divisible by 200 shall be rounded up to one (1) whole share.
o	Shareholders with shares of quantity of 1,000 shares or less are not impacted by the change.

On December 16, 2013, FINRA provided the following execution dates:

•	Daily List Date: December 17, 2013
•	Market Effective Date: December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEI GLOBAL ENERGY CORP.

Date: December 17, 2013	By:	/s/ K. Joel Berry
	Name:	K. Joel Berry
	Title:	Chairman and CEO